UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 7, 2024

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303
(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on December 13, 2023, the Company issued an additional unsecured non-convertible promissory note (the “First Non-Convertible Working Capital Note”) to GigAcquisitions5, LLC, a Delaware limited liability company (the “Sponsor”), for a collective principal amount of $66,360.

On February 7, 2024, the Company amended and restated the First Non-Convertible Working Capital Note (the “Second Non-Convertible Working Capital Note”) to reflect an additional principal amount of $195,886.92 extended by the Sponsor to the Company for a collective principal amount under the Second Non-Convertible Working Capital Note of $262,246.92. The Second Non-Convertible Working Capital Note was issued to provide the Company with additional working capital and will not be deposited into the Trust Account. The Company issued the Second Non-Convertible Working Capital Note in consideration for an additional loan from the Sponsor to fund the Company’s working capital requirements.

The Second Non-Convertible Working Capital Note bears no interest and is repayable in full upon the consummation of a business combination by the Company.

A copy of the Second Non-Convertible Working Capital Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

Supplement to the BCA Proxy Statement

On February 14, 2023, GigCapital5 filed its registration statement on Form S-4 (together with all amendments to such registration statement, the “Registration Statement”), which includes a preliminary proxy statement/prospectus (the “BCA Proxy Statement”) for the solicitation of proxies in connection with the upcoming annual meeting (the “February 2024 Annual Meeting”) to consider and vote on its proposed business combination (the “Business Combination”) and other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging, Inc. in connection with the Business Combination.

GigCapital5 has decided to supplement the BCA Proxy Statement (the “Proxy Supplement”) to provide updated information about the Second Non-Convertible Working Capital Note. There is no change to the date, location, the record date, redemption deadline or any of the other proposals to be acted upon at the February 2024 Annual Meeting.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the January 24, 2024 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the February 2024 Annual Meeting by requesting that the transfer agent return such shares prior to the February 2024 Annual Meeting.

A copy of the Proxy Supplement is filed herewith as Exhibit 99.1 and is incorporated to herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

10.1	Second Non-Convertible Working Capital Note

99.1	Proxy Supplement, dated as of February 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2024

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer, President, Secretary, and Director